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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549




                            FORM 8-K



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



        Date of Report (date of earliest event reported)
                         August 28, 1997
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                   OTTAWA FINANCIAL CORPORATION
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     (Exact name of Registrant as specified in its Charter)




  Delaware                    0-24118               38-3172166
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(State or other             (Commission           (IRS Employer
 jurisdiction of              File No.)           Identification
 incorporation)                                       Number)




245 Central Avenue, Holland, Michigan                     49423
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(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (616) 393-7000
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                               N/A
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  (Former name or former address, if changed since last Report)

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Item  5.  Other Events
----------------------

     On August 28, 1997, the Registrant issued the attached press release announcing the declaration of (i) its regular quarterly cash dividend of $.10 per share payable on September 30, 1997 to shareholders of record on September 10, 1997 and (ii) a 10% stock dividend payable on September 30, 1997 to shareholders of record on September 12, 1997.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.


Item  7.  Financial Statements, Pro Forma Financial Information
          and Exhibits
---------------------------------------------------------------

     (c)  Exhibit:

          Exhibit 99 - Press Release dated August 28, 1997.

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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   OTTAWA FINANCIAL CORPORATION



Date:    9/2/97                 By: /s/ Jon W. Swets
     ----------------------        -----------------------------
                                   Jon W. Swets
                                   Chief Financial Officer
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                          EXHIBIT INDEX




Exhibit No.         Description
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     99             Press Release dated August 28, 1997